UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012

W. P. CAREY & CO. LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-13779	13-3912578
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - Entry into a Material Definitive Agreement.

Voting Agreement

On July 23, 2012, W. P. Carey & Co. LLC (“W. P. Carey”) and W. P. Carey Inc., a Maryland corporation and a wholly-owned subsidiary of W. P. Carey (“W. P. Carey Inc.,” and together with W. P. Carey, the “Company”), entered into a Voting Agreement (the “Voting Agreement”) with the Estate of William Polk Carey (the “Estate”) and W. P. Carey & Co., Inc., a wholly-owned corporation of the Estate (“HoldCo,” and together with the Estate, the “Shareholders”).

Pursuant to the terms of the Voting Agreement, the Shareholders have agreed to, among other things, vote (or cause to be voted) any and all listed shares, no par value, of W. P. Carey (“W. P. Carey Listed Shares”) and any and all shares of common stock, par value $0.001 per share, of W. P. Carey Inc. (“NewCo Common Stock” and, together with the W. P. Carey Listed Shares, “Company Common Stock”) beneficially owned by the Shareholders as of the date of the Voting Agreement or subsequently acquired or beneficially owned by the Shareholders (collectively, the “Estate Shares”): in favor of (A) the adoption of the Agreement and Plan of Merger dated as of February 17, 2012 (the “Conversion Agreement”), by and among W. P. Carey and W. P. Carey Inc., and the approval of each of the actions contemplated by the Conversion Agreement, including the merger of W. P. Carey with and into W. P. Carey Inc. (the “W. P. Carey Conversion”), with W. P. Carey Inc. succeeding to and continuing to operate the existing business of W. P. Carey, and (B) the adoption of the Agreement and Plan of Merger dated as of February 17, 2012 (the “Merger Agreement”), by and among W. P. Carey, W. P. Carey Inc., Corporate Property Associates 15 Incorporated, a Maryland corporation (“CPA®:15”), CPA 15 Holdco, Inc., a Maryland corporation and wholly-owned subsidiary of CPA®:15 (“CPA 15 Holdco”), CPA 15 Merger Sub Inc., an indirect subsidiary of W. P. Carey Inc. (“Merger Sub”), and, for the limited purposes set forth therein, Carey Asset Management Corp. and W. P. Carey & Co. B.V., each a subsidiary of W. P. Carey, and the approval of each of the actions contemplated by the Merger Agreement, including, among other things, the merger (the “Merger,” and together with the W. P. Carey Conversion, the “Transactions”) of CPA 15 Holdco with and into Merger Sub, with Merger Sub surviving the merger as an indirect subsidiary of W. P. Carey Inc. and CPA®:15 being a direct subsidiary of Merger Sub.

The Voting Agreement terminates upon the earliest to occur of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date on which the Merger Agreement is terminated in accordance with its terms, (iii) the date of any material modification, waiver or amendment of the Conversion Agreement and/or the Merger Agreement that is adverse to the Shareholders such that the Company must distribute to its shareholders a supplement or amendment to the joint proxy statement/prospectus relating to the proposed Transactions (the “Joint Proxy Statement/Prospectus”) filed with the United States Securities and Exchange Commission (the “SEC”) from time to time, and (iv) the failure by the Company to consummate, in accordance with and subject to the terms of the Share Purchase Agreement (as hereinafter defined), a Repurchase (as defined in the Share Purchase Agreement) in connection with the exercise of the First Sale Option (as hereinafter defined).

The obligations of the Shareholders contained in the Voting Agreement are conditioned upon and subject to receipt by the Estate from the Board of Directors of W. P. Carey Inc., prior to the consummation of the Merger, of an executed non-waivable exemption from the applicable REIT provisions for the Estate to beneficially own up to eighteen percent (18%) of the aggregate outstanding shares of NewCo Common Stock or any other outstanding class or series of W. P. Carey Inc.’s stock. Furthermore, subject to certain limited exceptions, during the term of the Voting Agreement, the Shareholders have agreed not to, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber any of the Estate Shares. The Listed Shares beneficially owned by the Shareholders represent in the aggregate approximately 28.91% of the outstanding W. P. Carey Listed Shares. Mr. Francis J. Carey, a director of the W. P. Carey and W. P. Carey Inc., currently serves as a co-executor of the Estate and as a director of HoldCo.

The foregoing descriptions of the Voting Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Voting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Form 8-K”), and is incorporated herein by reference.

Share Purchase Agreement

Concurrently with the execution of the Voting Agreement and the Registration Rights Agreement (as hereinafter defined), the Company and the Shareholders entered into a Share Purchase Agreement (the “Share Purchase Agreement”).

Pursuant to the terms of the Share Purchase Agreement, the Company has agreed to purchase up to an aggregate amount of Eighty-Five Million Dollars ($85,000,000) worth of shares of Company Common Stock owned by the Shareholders in the following manner: (i) prior to the date of the dissemination of the Joint Proxy Statement/Prospectus, the Shareholders collectively have a one-time option to sell up to an aggregate amount of Twenty-Five Million Dollars ($25,000,000) of W. P. Carey Listed Shares (the “First Sale Option”); (ii) at any time following the consummation of the Merger, but on or before the later of (a) December 31, 2012, and (b) 30 days following the consummation of the Merger, the Shareholders collectively have a one-time option to sell up to an aggregate amount of Twenty Million Dollars ($20,000,000) of NewCo Common Stock (the “Second Sale Option”); and (iii) at any time following January 1, 2013, but on or before the later of (a) March 31, 2013, and (b) the date that is six (6) months following the date of the consummation of the Merger, the Shareholders collectively have a one-time option to sell up to an aggregate amount of Forty Million Dollars ($40,000,000) of NewCo Common Stock (the “Third Sale Option,” and with the First Sale Option and Second Sale Option, each a “Sale Option” ). In connection with the exercise of a Sale Option, the Company has agreed to pay a per share purchase price equal to 96% of the volume weighted average price of one share of Company Common Stock for the ten (10) business days immediately prior to the date of notification of exercise. The Share Purchase Agreement contains customary representations and warranties.

The foregoing descriptions of the Share Purchase Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Share Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Form 8-K, and is incorporated herein by reference.

Registration Rights

Concurrently with the execution of the Voting Agreement and the Share Purchase Agreement, the Company and the Shareholders entered into a Registration Rights Agreement (the “Registration Rights Agreement”).

The Registration Rights Agreement provides the Shareholders with, at any time following the consummation of the W. P. Carey Conversion, but on or before the third anniversary thereof, subject to certain exceptions and limitations, three demand rights (the “Demand Registration Rights”) for the registration via an underwritten public offering of, in each instance, between a minimum of (i)(a) Fifty Million Dollars ($50,000,000) with respect to one Demand Registration Right, and (b) Seventy-Five Million Dollars ($75,000,000) with respect to two Demand Registration Rights, and a maximum of (ii) Two Hundred and Fifty Million Dollars ($250,000,000), worth of shares of Company Common Stock owned by the Shareholders as of the date of the Registration Rights Agreement.

Additionally, the Registration Rights Agreement provides the Shareholders with, subject to certain exceptions and limitations, unlimited “piggyback” registration rights (the “Piggyback Registration Rights,” and together with the Demand Registration Rights, the “Shareholders’ Registration Rights”) pertaining to the shares of Company Common Stock owned by the Shareholders as of the date of the Registration Rights Agreement.

The Shareholders’ Registration Rights are subject to customary lock-up and cutback provisions, and the Registration Rights Agreement contains customary indemnification provisions. The Company has agreed to bear the expenses incurred in connection with the filing of any registration statements attributable to the exercise of the Shareholders’ Registration Rights, other than any (i) underwriting fees, discounts and sales commissions, (ii) fees, expense and disbursements of legal counsel of the Shareholders, and (iii) transfer taxes, in each case relating to the sale or disposition by the Shareholders’ of shares of Company Common Stock pursuant to the Registration Rights Agreement.

The foregoing descriptions of the Registration Rights Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 to this Form 8-K, and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements:

The consummation of the proposed Transactions is subject to certain conditions, including among other things, effectiveness of a registration statement on Form S-4 (the “Form S-4”), as amended from time to time relating to the shares of NewCo Common Stock to be issued in the proposed Transactions, which can be found on the website of the SEC at http://www.sec.gov.

Once the review of the Form S-4 by the SEC is complete and the Form S-4 has been declared effective by the SEC, the shareholders of W. P. Carey (the “W. P. Carey Shareholders”) and the stockholders of CPA®:15 will receive a copy of the Joint Proxy Statement/Prospectus, which will contain important information about W. P. Carey, CPA®:15, W. P. Carey Inc. and the proposed Transactions. W. P. Carey Shareholders are urged to read these documents carefully and in their entirety.

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Transactions, and the expected timing of completion of the proposed Transactions. These statements are based on the current expectations of the management of W. P Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on February 29, 2012. These risks, as well as other risks associated with the proposed Transactions, are more fully discussed in the Form S-4 and in the Joint Proxy Statement/Prospectus. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey and W. P. Carey Inc. do not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act. W. P. CAREY URGES INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:15, W. P. CAREY INC. AND THE TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials are available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:15’s website (http://www.cpa15.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:15, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2012 in connection with its 2012 annual meeting of shareholders, and information regarding CPA®:15’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC by CPA®:15 on March 5, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Voting Agreement dated as of July 23, 2012, by and among W. P. Carey & Co. LLC, W. P. Carey, Inc., the Estate of William Polk Carey and W. P. Carey & Co., Inc.

10.2	Share Purchase Agreement dated as of July 23, 2012, by and among W. P. Carey & Co. LLC, W. P. Carey, Inc., the Estate of William Polk Carey and W. P. Carey & Co., Inc.

10.3	Registration Rights Agreement dated as of July 23, 2012, by and among W. P. Carey & Co. LLC, W. P. Carey, Inc., the Estate of William Polk Carey and W. P. Carey & Co., Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey & Co. LLC

Date: July 24, 2012	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director